UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2005

NAVTEQ Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21323	77-0170321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 Merchandise Mart, Suite 900 Chicago, Illinois 60654
(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2005, NAVTEQ Corporation (the “Company”) and its U.S. operating subsidiary, NAVTEQ North America, LLC (“NTNA”), entered into an amendment (the “Amendment”) to NTNA’s Credit Agreement (the “Agreement”) with LaSalle Bank, National Association (the “Bank”) dated November 9, 2004.  The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.  The Company and NAVTEQ B.V., another of the Company’s subsidiaries, are parties to a Swap agreement with ABN AMRO N.V., an affiliate of the Bank, which is more fully described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 26, 2004.

The Amendment, among other things, increases the amount that NTNA may borrow from the Bank under the Agreement from $25 million to $50 million, extends the maturity date of the Agreement to December 1, 2006 and permits the Company to request letters of credit from the Bank pursuant to the terms of the Agreement that do not in the aggregate at any time exceed an amount equal to $25 million.  In addition, the Amendment increases the amount of Material Indebtedness (as defined in the Agreement) that may be held by each of NTNA or the Company, as the guarantor (the “Guarantor”) of NTNA’s obligations under the Agreement, without triggering an event of default under the Agreement, from $5 million to $10 million, and provides that the amount of unsecured (not including debt arising under the Company’s guaranty of the Credit Agreement) and secured debt that may be held by NTNA and its subsidiaries without triggering an event of default is $75 million and $20 million, respectively, in each case in aggregate principal amount at any time and when added to the outstanding aggregate principal amount of unsecured and secured debt, respectively, of the Guarantor.  The Amendment also modifies the financial covenants of the Guarantor and affirms the Guaranty previously entered into by the Company in favor of the Bank on the same date as the Agreement.

Section 2 – Financial Information

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Section 9 – Financial Statement and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Exhibits.

The following exhibit is being furnished herewith:

10.1                           Amendment No. 1 dated as of November 30, 2005 to Credit Agreement between NAVTEQ North America, LLC, NAVTEQ Corporation and LaSalle Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: December 2, 2005	By:	/s/ David B. Mullen
David B. Mullen Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Amendment No. 1 dated as of November 30, 2005 to Credit Agreement between NAVTEQ North America, LLC, NAVTEQ Corporation and LaSalle Bank, National Association.